UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2021

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street, 27th Floor, New York, New York	10281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-321-5002

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The Board of Directors (the “Board”) of theMaven, Inc. (the “Company”) has set the date of the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) for October 7, 2021. The exact time and place of the 2021 Annual Meeting will be specified in the Company’s notice of annual meeting and related proxy statement for the 2021 Annual Meeting. The Board also established the close of business on September 9, 2021 as the record date for determining stockholders entitled to receive notice of, and to vote at, the 2021 Annual Meeting.

The Company has not held an annual meeting of the stockholders in over two years. As such, under the Company’s Amended and Restated Bylaws (the “Bylaws”), for stockholder proposals and director nominations to be presented at the 2021 Annual Meeting (other than by means of inclusion of a stockholder proposal in the proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is described below), the Company must receive proper written notice at the Company’s principal executive offices (as set forth below) no later than close of business on August 22, 2021. The notice must include all of the information required by the Company’s Bylaws and applicable securities laws.

In addition, stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2021 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received at the Company’s principal executive office no later than close of business on August 22, 2021 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting.

All such proposals and nominations must be in writing and addressed to the Company’s Secretary at 225 Liberty Street, 27th Floor, New York, New York, 10281, Attn: Douglas B. Smith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: August 12, 2021	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer